PRC CONTRIBUTION AND PROFIT APPROPRIATION (Schedule of Appropriations to General Reserve Fund, Statutory Surplus Reserve and Education Development Reserve) (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2021 CNY (¥)	Dec. 31, 2021 USD ($)	Dec. 31, 2020 CNY (¥)
Appropriation to statutory reserve
General and statutory surplus reserve	¥ 1,438		¥ 1,438
Education development reserve	2,399		2,772
Total	¥ 3,837	$ 602	¥ 4,210